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                                                                    Exhibit 99.1


                                  PRESS RELEASE
                                  -------------

16 JANUARY 2002


                 ENVIRONMENTAL REMEDIATION HOLDING CORPORATION

ENVIRONMENTAL REMEDIATION HOLDING ANNOUNCES TREATY BETWEEN FEDERAL REPUBLIC OF NIGERIA AND THE DEMOCRATIC REPUBLIC OF SAO TOME & PRINCIPE IS RATIFIED AND EFFECTIVE IMMEDIATELY.

TREATY ESTABLISHES A JOINT DEVELOPMENT ZONE FOR THE EXPLORATION AND EXPLOITATION OF PETROLEUM RESOURCES.

HOUSTON, TEXAS, USA - Environmental Remediation Holding Corporation ("ERHC") (OTC BB: ERHC) today received notification from the Foreign Ministers of the Federal Republic of Nigeria ("Nigeria") and the Democratic Republic of Sao Tome & Principe ("DRSTP") that the Treaty between the two countries, establishing a Joint Development Zone ("JDZ") over the offshore area that had previously been subject to competing national claims, has been ratified by all relevant governmental and parliamentary bodies in both countries and is immediately effective.

In consequence, the Memorandum Agreement executed 21 May 2001 between ERHC and DRSTP, under which ERHC has certain rights to be awarded working interests in licenses, and a share in signature bonuses and profit oil, and an over-riding royalty on production, has now become effective, the conditions of the Memorandum Agreement having been fulfilled. Upon the order of the consent award the terms of the Memorandum of Agreement shall entitle ERHC to the following:

   WORKING INTERESTS:

   i.   the option to acquire up to a 15% paid working interests in up to two
        (2) blocks of ERHC's choice in the JDZ;

   ii. 100% working interests in up to two (2) blocks of ERHC's choice in the DRSTP's Exclusive Economic Zone (outside the JDZ) ("EEZ"), without payment of signature bonuses, after DRSTP reserves three (3) blocks; and

   iii. the option to acquire up to a 15% paid working interests in an additional two (2) blocks of ERHC's choice in the DRSTP's EEZ.

   SHARE OF PROFIT OIL AND SIGNATURE BONUSES:

   i. 5% of DRSTP's share of Signature Bonuses paid by companies operating within the JDZ (under the terms of the Treaty, DRSTP will receive 40% of the Joint Authority's share of Signature Bonuses paid by companies to acquire the right to enter into a production sharing contract); and

   ii. 10% of DRSTP's share of Profit Oil received from operations conducted in the JDZ (under the terms of the Treaty, DRSTP will receive 40% of the Joint Authority's share of Profit Oil from production sharing contracts).

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   ROYALTY:


   1.5% Overriding Royalty Interest in the gross production of crude oil and/or natural gas in the JDZ.

A ceremony was held in Abuja today to inaugurate the JDZ and announce the formation of the Joint Authority to administer the JDZ. President and Head of State Olusegun Obasanjo of Nigeria and President Fradique de Menezes of DRSTP presided over the ceremony, which was also attended by Sir Emeka Offor, Chairman of ERHC, and Mr Chude Mba, President of ERHC.

Mr Chude Mba said: "Now that the treaty has been ratified and the Joint Authority formed, we expect rapid progress towards the launch of the first licensing round in the JDZ, in which ERHC expects to play a significant role."


________________________________________________________________________________

ABOUT ERHC

Environmental Remediation Holding Corporation ("ERHC") (OTC Bulletin Board:
ERHC) is a Houston-based publicly traded US oil and gas company focused on oil and gas exploration in prospective undeveloped basins of West Africa.

ERHC's initial goal is to maximize value arising from existing contractual rights in the Joint Development Zone (JDZ) of the Federal Republic of Nigeria and the Democratic Republic of Sao Tome & Principe (DRSTP), and the Exclusive Economic Zone (EEZ) of DRSTP.

ERHC is also in a position to seek other growth options, including additional oil and gas interests within the JDZ and EEZ, elsewhere offshore the Gulf of Guinea, and in other parts of the West African region.

________________________________________________________________________________


THIS PRESS RELEASE CONTAINS CERTAIN "FORWARD-LOOKING STATEMENTS," AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. EXCEPT FOR HISTORICAL INFORMATION CONTAINED IN THIS RELEASE, THESE FORWARD LOOKING STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES, INCLUDING GOVERNMENT REGULATION, COMPETITION, CAPITAL RESOURCES, GENERAL ECONOMIC CONDITIONS, AND OTHER RISKS DETAILED IN ERHC'S SEC REPORTS. THESE FORWARD-LOOKING STATEMENT CAN BE IDENTIFIED BY THE USE OF TERMINOLOGY SUCH AS "INTENDS," "MAY," "WILL," "SHOULD," "COULD", "EXPECTS," AND "PLANS". FORWARD-LOOKING STATEMENTS IN THIS RELEASE INCLUDE, THE ABILITY OF ERHC TO EXPLOIT ITS OIL AND GAS EXPLORATION CONCESSION IN SAO TOME AND ITS ABILITY TO LOCATE, ACQUIRE AND DEVELOP HIGH POTENTIAL OIL AND GAS PROSPECTS.


    FOR FURTHER INFORMATION, CONTACT JOHN COLEMAN AT ERHC: (713) 626 4700.